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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Moore-Handley, Inc. 2001 Incentive Compensation Plan of our report dated February 18, 2001, with respect to the financial statements of Moore-Handley, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.


                                                     /s/ Ernst & Young LLP
                                                     ---------------------
                                                     ERNST & YOUNG LLP

Birmingham, Alabama
May 02, 2001